UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2024

ESCO TECHNOLOGIES INC.

 (Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

Today, February 8, 2024, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2024 first quarter financial and operating results. See Item 7.01, Regulation FD Disclosure, below.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of the Registrant’s stockholders was held on February 7, 2024. Each of the 25,805,172 shares of common stock entitled to vote at the meeting was entitled to one vote on each matter voted on at the meeting. The affirmative vote of a majority of the shares represented in person or by proxy at the meeting was required to elect each director and to approve each of the other proposals considered at the meeting. The vote totals below are rounded down to the nearest whole share, and Broker Non-Votes are not considered to be entitled to vote on the matter in question and are therefore not counted in determining the number of votes required for approval.

At the meeting, there were 24,337,615 shares represented and entitled to vote on one or more matters at the meeting, or approximately 94.3% of the outstanding shares. The voting on each of the proposals was as follows:

Proposal 1 – Election of Directors (for terms expiring at the 2027 Annual Meeting):

Nominee	“For”	“Withhold”	Broker Non-Votes	Percent of Shares Represented and Entitled to Vote on the Nominee Voting “For”	Percent of all Outstanding Shares Voting “For”
Janice L. Hess	20,461,572	3,442,275	433,768	85.6%	79.3%
Bryan H. Sayler	23,816,591	87,255	433,768	99.6%	92.3%

Because each nominee received a majority of the shares represented at the meeting and entitled to vote on the nominee, the nominees were duly elected.

Proposal 2 – Advisory vote on the resolution to approve the compensation of the Registrant’s executive officers (“Say on Pay”):

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Represented and Entitled to Vote on the Proposal Voting “For”	Percent of all Outstanding Shares Voting “For”
23,574,493	318,647	10,706	433,768	98.6%	91.4%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

Proposal 3 – Ratification of the Registrant’s appointment of Grant Thornton LLP as the Registrant’s independent registered public accounting firm for the 2024 fiscal year:

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Represented and Entitled to Vote on the Proposal Voting “For”	Percent of all Outstanding Shares Voting “For”
24,187,627	140,900	9,087	0	99.4%	93.7%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

See also Item 8.01, Other Events, below.

Item 7.01	Regulation FD Disclosure

Today, February 8, 2024, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2024 first quarter financial and operating results. The press release will be posted on the Registrant’s investor website (https://investor.escotechnologies.com), although the Registrant reserves the right to discontinue that availability at any time.

The Registrant will conduct a related webcast conference call today at 4:00 p.m. Central Time. The conference call webcast will be available on the Registrant’s investor website (https://investor.escotechnologies.com). A slide presentation will be utilized during the call and will be posted on the website prior to the call. For those unable to participate, a webcast replay will be available after the call on the website, although the Registrant reserves the right to discontinue that availability at any time.

Item 8.01	Other Events

At the 2023 Annual Meeting, as previously-approved and reported, James M. Stolze left the Board of Directors upon the expiration of his term as a director, and the authorized size of the Board of Directors was reduced from eight to seven directors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 8, 2024
104	Cover Page Inline Interactive Data File

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and the press release only as inactive textual references, and the Registrant does not intend them to be active links to its web site. Information contained on the Registrant’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2024

ESCO TECHNOLOGIES INC.

By:	/s/Christopher L. Tucker
Christopher L. Tucker
Senior Vice President and Chief Financial Officer